UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
Filed by the Registrant |X| Filed by a Party other than the Registrant |_| Check the appropriate box:
         |_|      Preliminary Proxy Statement
         |_|      Confidential, for Use of the Commission Only
                  (as permitted by Rule 14a-6(e)(2))
         |X|      Definitive Proxy Statement
         |_|      Definitive Additional Materials
         |_|      Soliciting Material Under Rule l4a-l2

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
                (Name of Registrant As Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
           (Name of Person(s) Filing Consent solicitation statement,
                         if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.
|_| Fee computed on table below per Exchange Act Rules l4a-6(i)(4) and 0-11 (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth in the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount Previously Paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

--------------------------------------------------------------------------------

                                  [INSERT LOGO]

                      ACCESS INTEGRATED TECHNOLOGIES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 14, 2004

Dear Fellow Stockholders:

                  We  invite   you  to  attend  the  2004   Annual   Meeting  of
Stockholders of Access Integrated Technologies, Inc., a Delaware corporation (the "Company"), which will be held on October 14, 2004, at 2:00 p.m., eastern time, at the American Stock Exchange, 86 Trinity Place, New York, New York 10006. At the meeting, you will be asked to vote on the following proposals (as more fully described in the Proxy Statement accompanying this Notice):

         1. Proposal One - To elect eight (8) members of the Company's Board of Directors to serve until the 2005 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).

         2. Proposal Two - To amend the Company's First Amended and Restated 2000 Stock Option Plan to increase the total number of shares of the Company's Class A Common Stock available from the grant of options thereunder from 600,000 to 850,000 shares.

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

                  Only stockholders of record at the close of business on September 21, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

YOUR VOTE IS VERY IMPORTANT. WE HOPE YOU WILL ATTEND THIS ANNUAL MEETING IN PERSON, BUT IF YOU CANNOT, PLEASE SIGN AND DATE THE ENCLOSED PROXY. RETURN THE PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A PROXY. IF YOU RECEIVED MORE THAN ONE PROXY CARD, IT IS AN INDICATION THAT YOUR SHARES ARE REGISTERED IN MORE THAN ONE ACCOUNT. PLEASE COMPLETE, DATE, SIGN AND RETURN EACH PROXY CARD YOU RECEIVE.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          [INSERT SIGNATURE]
                                          A.  Dale Mayo
                                          President, Chief Executive Officer and
                                          Chairman of the Board of Directors

Morristown, New Jersey
Date:  September 22, 2004

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
                          55 MADISON AVENUE, SUITE 300
                          MORRISTOWN, NEW JERSEY 07960
                        ---------------------------------

                                 PROXY STATEMENT
                        ---------------------------------

                       2004 ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 14, 2004



              INFORMATION CONCERNING VOTING AND PROXY SOLICITATION


GENERAL
This Proxy Statement is being furnished to the stockholders of ACCESS INTEGRATED TECHNOLOGIES, INC. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board"). The proxies are for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, October 14, 2004, at 2:00 p.m. eastern time, or at any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006. The Company's telephone number is (973) 290-0080.

The shares represented by your proxy will be voted at the Annual Meeting as therein specified (if the proxy is properly executed and returned, and not revoked). You may revoke your proxy at any time before the proxy is exercised by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

The shares represented by your proxy will be voted as indicated on your properly executed proxy. If no directions are given on the proxy, the shares represented by your proxy will be voted:

           o FOR the election of the director nominees named herein (Proposal No. 1), unless you specifically withhold authority to vote for one or more of the director nominees.

           o FOR amending the Company's First Amended and Restated 2000 Stock Option Plan to increase the number of shares of Class A Common Stock available from the grant of options thereunder from 600,000 shares to 850,000 shares (Proposal No. 2), unless you designate otherwise.

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board may recommend.

These proxy solicitation materials are first being mailed to the stockholders on or about September 24, 2004.

RECORD DATE AND VOTING SECURITIES

Stockholders of record at the close of business on September 21, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, (a) 8,574,947 shares of the Company's Class A Common Stock, $.001 par value ("Class A Common Stock"), were issued and outstanding and (b) 1,005,811 shares of the Company's Class B Common Stock, $.001 par value ("Class B Common Stock," and together with the Class A Common Stock, the "Common Stock"), were issued and outstanding.

REVOCABILITY OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

VOTING AND SOLICITATION

Each holder of Class A Common Stock is entitled to one vote for each share of Class A Common Stock held as of the Record Date. Each holder of Class B Common Stock is entitled to ten votes for each share of Class B Common Stock held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors.

This proxy solicitation is being made by the Board and the cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms, banks, custodians and other persons representing beneficial owners of shares of Common Stock for their reasonable out-of-pocket expenses in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone, e-mail or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

A majority of the aggregate combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock as of the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the aggregate voting power of the shares of Common Stock present, in person and by proxy, at the Annual Meeting does not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares of Common Stock that are voted "FOR," "AGAINST" or "ABSTAIN" are treated as being present at the Annual Meeting for purposes of establishing a quorum. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" with respect to a matter will also be treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. Abstentions will be counted for purposes of quorum and will have the same effect as a vote "AGAINST" a proposal.

Broker non-votes (i.e., votes from shares of Common Stock held of record by brokers or other custodians as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal.

APPRAISAL RIGHTS

Under Delaware General Corporation Law (the "DGCL") and the Company's Certificate of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the Proposals to be acted upon at the Annual Meeting.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE 2005 ANNUAL MEETING

The Company currently intends to hold its 2005 Annual Meeting of Stockholders on or about August 20, 2005. In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to be included in the Company's Proxy Statement to be issued in connection with the 2005 Annual Meeting of Stockholders, such proposal must be received by the Company no later than March 31, 2005. Any notice of a proposal submitted outside the processes of Rule 14a-8 promulgated under the Exchange Act, which a stockholder intends to bring forth at the Company's 2005 Annual Meeting of Stockholders, will be untimely for purposes of Rule 14a-4 of the Act and the By-laws of the Company if received by the Company after June 14, 2005. All stockholder proposals must be made in writing addressed to Secretary, Access Integrated Technologies, Inc., 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960.

ELECTION OF DIRECTORS (PROPOSAL 1)

The Board currently consists of eight (8) directors. All eight of the current members of the Board have been nominated for re-election. Each nominee has consented to being named as a nominee for election as a director and has agreed to serve if elected. Each nominee for election at the Annual Meeting shall, if elected, serve on the Board until his successor is elected at the next annual meeting of stockholders or until his earlier resignation or removal.

The directors shall be elected by a plurality of the outstanding votes cast at the Annual Meeting. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. If any nominee is not available for election at the time of the Annual Meeting (which is not anticipated), the proxy holders named in the proxy, unless specifically instructed otherwise in the proxy, will vote for the election of such other person as the existing Board may recommend, unless the Board decides to reduce the number of directors of the Company.

The following biographical information about the nominees to the Company's Board is set forth as of September 1, 2004.

A. DALE MAYO (AGE 63): DIRECTOR SINCE MARCH 2000; CURRENTLY PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD OF DIRECTORS

Mr. Mayo is a co-founder of the Company and has been Chairman, President and Chief Executive Officer since the Company's inception in March 2000. Mr. Mayo is a member of the Company's Compensation Committee and Nominating Committee. From January to March 2000, Mr. Mayo explored various business opportunities, including data center operations and digital cinemas. From December 1998 to January 2000, he had been the President and Chief Executive Officer of Cablevision Cinemas, LLC. In December 1994, Mr. Mayo co-founded Clearview Cinema Group, Inc., which was sold to Cablevision Cinemas in 1998. Mr. Mayo was also the founder, chairman and chief executive officer of Clearview Leasing Corporation, a lessor of computer peripherals and telecommunications equipment founded in 1976. Mr. Mayo began his career as a computer salesman with IBM in 1965.

KEVIN J. FARRELL (AGE 42): DIRECTOR SINCE MARCH 2000; CURRENTLY SENIOR VICE PRESIDENT - DATA CENTER OPERATIONS AND A DIRECTOR

Mr. Farrell is a co-founder of the Company and has been Senior Vice President -- Data Center Operations and a director since the Company's inception. From December 1998 to March 2000, he had served as Director of Operations of Gateway Colocation, LLC, of which he was also a co-founder, where he was responsible for the completion of 80,000 square feet of carrier neutral colocation space and supervised infrastructure build-out, tenant installations and daily operations. Prior to joining Gateway, Mr. Farrell had served, from 1993 to 1998, as Building Superintendent and Director of Facility Maintenance at the Newport Financial Center in Jersey City, NJ. He is a former officer of the International Union of Operating Engineers.

BRETT E. MARKS (AGE 42): DIRECTOR SINCE MARCH 2000; CURRENTLY SENIOR VICE PRESIDENT - BUSINESS DEVELOPMENT AND A DIRECTOR

Mr. Marks is a co-founder of the Company and has been Senior Vice President -- Business Development and a director since the Company's inception. From December 1998 to March 2000, Mr. Marks had been Vice President of Real Estate and Development of Cablevision Cinemas, LLC. From June 1998 until December 1998, he was Vice President of First New York Realty Co., Inc. In December 1994, Mr.
Marks co-founded, with Mr. Mayo, Clearview Cinema Group, Inc. and was instrumental in the site selection process that helped to increase its number of theater locations.

ROBERT DAVIDOFF (AGE 77): DIRECTOR SINCE JULY 2000

Mr. Davidoff has been a director of the Company since July 2000 and has been the Chairman of the Company's Compensation Committee since November 2000. Mr. Davidoff currently serves on the Company's Audit Committee and Nominating Committee. Since 1990, Mr. Davidoff has been a Managing Director of Carl Marks & Co., Inc. and, since 1989, the General Partner of CMNY Capital II, L.P., a venture capital affiliate of Carl Marks & Co. Since 1998, Mr. Davidoff has served as a director of Sterling/Carl Marks Capital, Inc. He is also the Chairman and Chief Investment Officer of CM Capital Corporation, the firm's leveraged buyout affiliate. Mr. Davidoff is a director of Hubco Exploration, Inc., Rex Stores Corporation and Marisa Christina, Inc. Mr. Davidoff serves on the compensation committee of Hubco Exploration, Inc. and the audit and compensation committees of each of Rex Stores Corporation and Marisa Christina, Inc. Mr. Davidoff served as a director of Clearview Cinema Group, Inc. from December 1994 to December 1998.

GARY S. LOFFREDO (AGE 39): DIRECTOR SINCE SEPTEMBER 2000; CURRENTLY SENIOR VICE PRESIDENT - BUSINESS AFFAIRS, GENERAL COUNSEL, SECRETARY AND A DIRECTOR

Mr. Loffredo has been the Company's Senior Vice President -- Business Affairs, General Counsel and Secretary, and a director since September 2000. From March 1999 to August 2000, he had been Vice President, General Counsel and Secretary of Cablevision Cinemas, LLC. At Cablevision Cinemas, Mr. Loffredo was responsible for all aspects of the legal function, including negotiating and drafting commercial agreements, with emphases on real estate, construction and lease contracts. He was also significantly involved in the business evaluation of Cablevision Cinemas' transactional work, including site selection and analysis, negotiation and new theater construction oversight. Mr. Loffredo was an attorney at the law firm of Kelley Drye & Warren LLP from September 1992 to February 1999.

WAYNE L. CLEVENGER (AGE 61): DIRECTOR SINCE OCTOBER 2001

Mr. Clevenger has been a director of the Company since October 2001. Mr. Clevenger served on the Company's Compensation Committee from February 2002 to April 2004 and has served on the Company's Audit Committee since April 2004. He has more than 20 years of private equity investment experience. He has been a Managing Director of MidMark Equity Partners II, L.P. ("MidMark") and its predecessor company since 1989. Mr. Clevenger was President of Lexington Investment Company from 1985 to 1989, and, previously, had been employed by DLJ Capital Corporation (Donaldson, Lufkin & Jenrette) and INCO Securities Corporation, the venture capital arm of INCO Limited. Mr. Clevenger served as a director of Clearview Cinema Group, Inc. from May 1996 to December 1998.

MATTHEW W. FINLAY (AGE 37): DIRECTOR SINCE OCTOBER 2001

Mr. Finlay has been a director of the Company since October 2001 and has been the Chairman of the Company's Audit Committee since February 2002. He is a director of MidMark, which he joined in 1997. Previously, he had been a Vice President with the New York merchant banking firm Juno Partners and its investment banking affiliate, Mille Capital, from 1995 to 1997. Mr. Finlay began his career in 1990 as an analyst with the investment banking firm Southport Partners.

GERALD C. CROTTY (AGE 52): DIRECTOR SINCE AUGUST 2002

Mr. Crotty has been a director of the Company since August 2002, served on the Company's Audit Committee from July 2003 to April 2004, and has served on the Company's Compensation Committee since April 2004. Mr. Crotty co-founded and, since June 2001, has directed, Weichert Enterprise LLC, a private and public equity market investment firm. Weichert Enterprise oversees the holdings of Excelsior Ventures Management, a private equity and venture capital firm that Mr. Crotty co-founded in 1999. From 1991 to 1998, he held various executive positions with ITT Corporation, including President and Chief Operating Officer of ITT Consumer Financial Corp. and Chairman, President and Chief Executive Officer of ITT Information Services, Inc. Mr. Crotty also serves as a director of AXA Premier Funds Trust.

BOARD OF DIRECTORS

The Board intends to meet at least quarterly and the independent directors serving on the Board intend to meet in executive session (i.e., without the presence of any non-independent directors and management) at least once a year. During the fiscal year ended March 31, 2004 (the "Last Fiscal Year"), the Board held one meeting and the Board members acted 10 times by unanimous written consent in lieu of holding a meeting. Other than Mr. Clevenger who did not attend one meeting of the Company's audit committee, each current member of the Board who was then serving attended at least seventy-five percent of the total number of meetings of the Board and of the committees of the Board on which he served in the Last Fiscal Year. Messrs. Davidoff, Crotty, Clevenger and Finlay are considered "independent" under the rules of the AMEX.

Except for Messrs. Kevin A. Booth and Warren H. Colodner, since March 31, 2003, no other director has resigned or declined to stand for reelection to the Board for any reason. Messrs. Booth and Colodner resigned as directors in November 2003 and June 2003, respectively. Neither of such directors resigned because of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. The Board currently does not provide a process for securityholders to send communications to the Board. In the opinion of the Board, it is appropriate for the Company not to have such a process in place because the Board believes there is currently not a need for a formal policy due to, among other things, the limited number of stockholders of the Company. While the Board will review the need for a formal policy, at the present time, stockholders who wish to contact the Board may do so by submitting any communications to the Company's Secretary, at Secretary, Access Integrated Technologies, Inc., 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960, with an instruction to forward the communication to a particular director or the Board as a whole. The Company's Secretary will receive the correspondence and forward it to any individual director or directors to whom the communication is directed.

The Company does not currently have a policy in place regarding attendance by Board members at the Company's annual meetings. However, each of the directors currently intends to attend the Annual Meeting.

The Board has three standing committees, consisting of an audit committee, a compensation committee and a nominating committee.

AUDIT COMMITTEE

The audit committee consists of Messrs. Davidoff, Clevenger and Finlay. Mr. Finlay is the Chairman of the audit committee. The audit committee held two meetings in the Last Fiscal Year. The audit committee has met with the Company's management and its independent registered public accounting firm to review and help ensure the adequacy of its internal controls and to review the results and scope of the auditors' engagement and other financial reporting and control matters. Both Messrs. Davidoff and Clevenger are financially literate, and Mr. Davidoff is financially sophisticated, as those terms are defined under the rules of the AMEX. Mr. Davidoff is also a financial expert, as such term is defined under the Sarbanes-Oxley Act of 2002. Messrs. Davidoff, Clevenger and Finlay are considered "independent" under the rules of the AMEX.

The audit committee has adopted a formal written charter which is attached hereto as APPENDIX A. The audit committee is responsible for ensuring that the Company has adequate internal controls and is required to meet with the Company's auditors to review these internal controls and to discuss other financial reporting matters. The audit committee is also responsible for the appointment, compensation and oversight of the auditors. Additionally, the audit committee is responsible for the review and oversight of all related party transactions and other potential conflict of interest situations between the Company and its officers, directors, employees and principal stockholders.

COMPENSATION COMMITTEE

The compensation committee consists of Messrs. Mayo, Davidoff and Crotty. Mr. Davidoff is the Chairman of the compensation committee. The compensation committee met one time during the Last Fiscal Year. The compensation committee approves the compensation package of the Company's Chief Executive Officer and reviews and recommends to the Board the levels of compensation and benefits payable to the Company's other executive officers, reviews general policy matters relating to employee compensation and benefits and recommends to the entire Board, for its approval, stock option grants and discretionary bonuses to its officers, employees, directors and consultants. Messrs. Davidoff and Crotty are considered "independent" under the rules of the AMEX.

NOMINATING COMMITTEE

The nominating committee consists of Messrs. Mayo and Davidoff. Mr. Mayo is the Chairman of the nominating committee. No meetings of the nominating committee were held during the Last Fiscal Year. The nominating committee evaluates and approves nominations for annual election to, and to fill any vacancies in, the Board. Mr. Davidoff is considered "independent" under the rules of the AMEX.

The Nominating Committee has adopted a formal written charter which is attached hereto as APPENDIX B. The charter sets forth the duties and responsibilities of the Nominating Committee and the general skills and characteristics that the Nominating Committee employs to determine the individuals to nominate for election to the Board.

The nominating committee currently does not have a policy regarding the consideration of director candidates recommended by stockholders. The Board believes that it is appropriate for the Company to not have such a policy because the committee has not previously received any director candidate recommendations from a non-director stockholder. However, the nominating committee will consider any such candidates recommended by stockholders. Nevertheless, the Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and/or the Board does not perceive a need to increase the size of the Board. Stockholders should submit any recommendations of director candidates for the Company's 2005 Annual Meeting of stockholders to Secretary, Access Integrated Technologies, Inc., 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960 by March 31, 2005.

There are no specific minimum qualifications that the nominating committee believes must be met by a nominating committee-recommended director nominee. However, the nominating committee believes that director candidates should, among other things, possess high degrees of integrity and honesty; have literacy in financial and business matters; have no material affiliations with direct competitors, suppliers or vendors and preferably have experience in the Company's business and other relevant business fields (e.g., finance, accounting, law, banking).

Members of the nominating committee will meet prior to each of the Company's annual meetings to identify and evaluate the skills and characteristics of each director candidate for nomination for election as a director of the Company. The nominating committee reviews the candidates in accordance with the skills and qualifications set forth in the Company's Nominating Committee Charter and the rules of the AMEX. There are no differences in the manner in which the nominating committee evaluates director nominees based on whether or not the nominee is recommended by a stockholder.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

The following table sets forth certain information concerning compensation received by the Company's Chief Executive Officer at March 31, 2004, and its four other most highly compensated executive officers at March 31, 2004, for services rendered in all capacities during the Last Fiscal Year (the "Named Executives").


                           Summary compensation table

                                                Annual Compensation                         LONG-TERM COMPENSATION
                             -----------------------------------------------------------    ----------------------
                                                                                                          Securities
                                                                                           Restricted     Underlying    All Other
       Name and               Fiscal                                    Other Annual        Stock         Options       Compensation
 Principal Position(s)        Year        Salary($)        Bonus($)     Compensation(1)   Awards($)(2)    (#)(3)          ($)(4)
 ---------------------        ----        ---------        --------     ---------------   ------------    ----------    ------------

A. Dale Mayo                   2004       $250,000         $252,035        $14,400           --                 --       $27,428(5)
Chief Executive                2003       $250,000         $147,973        $14,400           --                 --       $16,453(5)
Officer and President          2002       $200,000          $66,875        $14,400           --                 --        $7,435(5)

Gary S. Loffredo               2004       $155,000          $35,000        $10,000           --             50,000        $8,146
Senior Vice President -        2003       $150,000           $7,500        $10,000           --             20,000       $22,065(6)
Business Affairs; General      2002       $150,000          $12,500        $10,000           --             20,000        $6,646
Counsel; and Secretary

Jeff Butkovsky                 2004       $130,000          $15,000         $7,200           --             30,000        $3,744
Senior Vice President -        2003       $125,000          $10,000         $5,400           --             20,000       $15,673(7)
Chief Technology Officer       2002       $125,000           $7,500         $   --           --             10,000        $3,780

Brian Pflug                    2004       $105,000          $35,000         $7,200           --             50,000        $6,573
Senior Vice President -        2003       $100,000           $7,500         $   --           --             10,000       $21,502(6)
Accounting and Finance         2002       $100,000           $2,500         $   --           --             10,000        $5,089

Kevin J. Farrell               2004       $103,125          $15,000         $7,200           --                 --        $5,696
Senior Vice President -        2003       $100,000          $10,000         $7,200           --                 --        $5,502
Data Center Operations         2002       $100,000          $10,000         $7,200           --                 --        $5,089


     (1) Reflects car  allowances  paid by the Company.
     (2) The Company has not made any restricted stock awards.
     (3) Reflects stock options granted under the Company's First Amended and Restated 2000 Stock Option Plan to Messrs. Loffredo, Butkovsky and Pflug.
     (4) Includes the Company's matching contributions under its 401(k) plan and the premiums for group term life insurance paid by the Company. Under its 401(k) plan, the Company automatically matches 50% of employee contributions up to the lesser of 15% of the employee's pay (on a per-payroll period basis) or the statutory annual limit set by the Internal Revenue Service.
     (5) Includes premiums for two ten-year term life insurance policies, each in the benefit amounts of $5 million, under which the Company is the beneficiary. Under one of the policies, the proceeds of the policy are to be used to repurchase, after reimbursement of all premiums paid by the Company, shares of the Company's capital stock held by Mr. Mayo's estate.
     (6) Includes $16,000 of shares of Class A Common Stock issued by the Company to Messrs. Loffredo and Pflug in December 2002, which shares were valued by an independent appraiser and are not subject to any contractual restrictions.
     (7) Includes $12,000 of shares of Class A Common Stock issued by the Company to Mr. Butkovsky in December 2002, which shares were valued by an independent appraiser and are not subject to any contractual restrictions.

OPTIONS GRANTED DURING THE LAST FISCAL YEAR

The following table sets forth information concerning stock options granted to the Named Executives during the Last Fiscal Year.

                                                      Individual Grants
                          -------------------------------------------------------------------------

                            Shares of Class A          % of Total
                              Common Stock           Options Granted
                            Underlying Options       to Employees in       Exercise      Expiration
Name                            Granted(#)              Fiscal Year        Price($)         Date
----                            ---------               -----------        --------         ----
A. Dale Mayo                       --                      --                 --             --
Gary S. Loffredo                 50,000                   26%                $5.00       11/04/2013
Jeff Butkovsky                   30,000                   16%                $5.00       11/04/2013
Brian Pflug                      50,000                   26%                $5.00       11/04/2013
Kevin J. Farrell                   --                      --                --             --


AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table sets forth information regarding the number of stock options exercised by the Named Executives during the Last Fiscal Year and, as of March 31, 2004, the number of securities underlying unexercised stock options and the value of the in-the-money options held by the Named Executives. The Company has not granted any stock appreciation rights.


                                                               Number of Securities              Value of Unexercised
                                                              Underlying Unexercised             In-the-Money Options
                                                               OPTIONS AT FY-END (#)               AT FY-END ($)(1)
                                                               ---------------------              ----------------
                      Shares of Class
                        A Common
                      Stock Acquired          Value
   Name               on Exercise(#)        Realized($)     Exercisable     Unexercisable      Exercisable     Unexercisable
   ----               ---------------       -----------     -----------     -------------      -----------     -------------

A. Dale Mayo                --                    --              --             --                 --               --
Gary S. Loffredo            --                    --          90,000         70,000            $16,667          $33,333
Jeff Butkovsky              --                    --          38,333         46,677             $8,333          $16,668
Brian Pflug                 --                    --          45,086         60,000             $8,333          $16,668
Kevin J. Farrell            --                    --              --             --                 --               --


(1) Based on the trading price of shares of the Company's Class A Common Stock on March 31, 2004.

EMPLOYEE BENEFIT PLANS

In July 2002, the Company terminated its then existing benefits plans, including medical, dental and disability, and its 401(k) plan, and joined a Professional Employer Organization ("PEO"). Through the PEO, the Company purchases all of its benefits and payroll services, along with other PEO member companies. For tax filing and for benefits purposes, the employees of the Company are considered to be employees of the PEO. However, Hollywood Software, Inc. ("Hollywood SW"), one of the Company's subsidiaries, is not a member of the PEO, and purchases its benefits from other providers.

Through the PEO, the Company has a 401(k) plan that permits eligible employees to contribute up to 15% of their compensation, not to exceed the statutory limit. The Company automatically matches 50% of all of its employees' contributions. Employee contributions, employer matching contributions and related earnings vest immediately. Total expenses for the Company's prior 401(k) plan and the PEO 401(k) plan were $37,000 and $39,000 for the fiscal years ended March 31, 2003 and 2004, respectively.

Hollywood SW's employees are also covered by a profit sharing plan qualified under section 401 of the Internal Revenue Code of 1986, as amended (the "IRC"). The plan provides for Hollywood SW to make discretionary profit contributions on behalf of eligible employees. Hollywood SW made no contributions in 2003 or 2004.

The employees of Core Technology Services, Inc. ("Core") are also covered by a 401(k) plan that permits eligible employees to contribute up to 15% of their compensation, not to exceed the statutory limit. Core matches 25% of the first 6% of compensation contributed by employees.

EMPLOYMENT AGREEMENTS BETWEEN THE COMPANY AND NAMED EXECUTIVES

A. DALE MAYO. In July 2000, the Company entered into an employment agreement with A. Dale Mayo, which was amended on December 1, 2000. The amended employment agreement provides for the Company's payment of an annual base salary of $250,000 and annual bonuses equal to 3.5% of its annual gross revenues up to $10 million and 2% of any annual gross revenues in excess of $10 million. In connection with the Company's November 2003 initial public offering (the "IPO"), the Company and Mr. Mayo entered into a second amendment to the employment agreement and agreed that his employment term will be extended through September 30, 2006; however, it will be automatically renewed for successive one-year terms unless written notice is given by either the Company or Mr. Mayo at least six months prior to the end of the term (as may be extended) that such party desires to terminate the agreement. The Company and Mr. Mayo have further agreed his combined annual salary and bonus will be limited to $1.2 million in any fiscal year. Under his employment agreement, Mr. Mayo has agreed to not disclose or use any confidential information of the Company and, for a period of one year after the termination or expiration of his agreement, not to compete with the Company, within certain geographical limitations. The Company may terminate Mr. Mayo's employment if Mr. Mayo is convicted of theft or embezzlement, fraud, unauthorized appropriation of any assets or property or any felony involving dishonesty or moral turpitude. In the event of such termination, the Company will pay only any earned but unpaid salary up to the date of termination. If the Company terminates Mr. Mayo for any other reason, Mr. Mayo will be entitled to receive his salary until the scheduled expiration of the agreement, during which time Mr. Mayo will be obligated to seek other employment.

DIRECTORS' COMPENSATION

The Company's directors do not presently receive any cash compensation for serving as directors or participating on any committee of the Board, but are reimbursed for the out-of-pocket expenses that they incur in attending Board meetings. Non-employee directors are eligible for grants under the Company's First Amended and Restated 2000 Stock Option Plan and, to date, four present directors and one former director have been granted options covering an aggregate of 40,000 shares of Class A Common Stock for services provided by them as directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE.

AMENDMENT TO FIRST AMENDED AND RESTATED 2000 STOCK OPTION PLAN (PROPOSAL TWO)

The Board adopted the Company's 2000 Stock Option Plan, on June 1, 2000 and, in July 2000, the Company's stockholders approved this plan by written consent. Under this plan, which was amended and restated in January 2003 pursuant to the First Amended and Restated 2000 Stock Option Plan (as amended, the "Plan") and further amended in September 2003, the Company may grant both incentive and non-statutory stock options to the Company's employees, non-employee directors and consultants. The primary purpose of the Plan is to enable the Company to attract, retain and motivate its employees, non-employee directors and consultants. The current Plan authorizes up to 600,000 shares of the Company's Class A Common Stock for issuance upon the exercise of options granted under the Plan. As of September 1, 2004, stock options covering 548,231 shares of the Company's Class A Common Stock had been granted under the Plan. The total market value of the Class A Common Stock underlying these options was $2,713,743 as of September 1, 2004. However, stock options covering 498,231 shares of Class A Common Stock are currently out-of-the-money.

Pursuant to Amendment No. 2 to the Plan in the form attached hereto as APPENDIX C, the Board proposes to amend the Plan to increase the number of shares of Class A Common Stock authorized for issuance upon the exercise of options from 600,000 to 850,000. This proposal requires approval by a majority of the outstanding votes cast at the Annual Meeting.

The following table sets forth certain information, as of March 31, 2004, regarding the shares of the Company's Class A Common Stock authorized for issuance under the current Plan.

                        STATUS OF THE CURRENT PLAN (WITHOUT PROPOSED AMENDMENT)

                                                                                               Number of Shares of
                                      Number of Shares of                                          of Class A
                                        Class A Common              Weighted average              Common Stock
                                      Stock issuable upon           of exercise price ($)           remaining
                                      exercise of outstanding       of outstanding                 available forE
Plan                                       Options (#)                Options ($)               future issuance(#)
----                                       -----------                -----------               -------------------
First Amended and Restated 2000
Stock Option Plan approved by
stockholders........................            520,564                   $6.12                    79,436
Compensation plans not approved by
stockholders........................              N/A                      N/A                      N/A


Under the Plan, stock options covering no more than 100,000 shares of Class A Common Stock may be granted to any participant in any single calendar year and no participant may be granted incentive stock options with an aggregate fair market value, as of the date on which such options were granted, of more than $100,000 becoming exercisable for the first time in any given calendar year. Options granted under the Plan expire 10 years following the date of grant (or such shorter period of time as may be provided in a stock option agreement or five years in the case of incentive stock options granted to stockholders who own greater than 10% of the total combined voting power of the Company) and are subject to restrictions on transfer. Options granted under the Plan vest generally over three-year periods. The Plan is administered by the Board.

The Plan provides for the granting of incentive stock options with exercise prices of not less than 100% of the fair market value of the Company's Common Stock on the date of grant. Incentive stock options granted to holders of more than 10% of the total combined voting power of the Company must have exercise prices of not less than 110% of the fair market value of the Company's Common Stock on the date of grant. Incentive and non-statutory stock options granted under the Plan are subject to vesting provisions, and exercise is subject to the continuous service of the optionee. The exercise prices and vesting periods (if any) for non-statutory options are set in the discretion of the Board. Upon a change of control of the Company, all options (incentive and non-statutory) that have not previously vested will become immediately and fully exercisable. In connection with the grants of options under the Plan, the Company and the participants have executed stock option agreements setting forth the terms of the grant.

The following is a brief summary of the principal anticipated federal income tax consequences of grants under the Plan to recipients and the Company. This summary is not intended to be exhaustive and does not describe all federal, state or local tax laws.

OPTION GRANTS. Options granted under the Plan may be either incentive stock options which satisfy the requirements of Section 422 of the IRC or non-statutory options which are not intended to meet such requirements. The federal income tax treatments for the two types of options are as follows:

INCENTIVE OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised, provided that the optionee may incur alternative minimum tax liability upon exercise. The optionee will, however, recognize taxable income in the year in which the purchased shares of Class A Common Stock are sold or otherwise made the subject of a taxable disposition.

For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares of Class A Common Stock for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares of Class A Common Stock, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the optionee makes a disqualifying disposition of the purchased shares of Class A Common Stock, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares of Class A Common Stock.

NON-STATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares of Class A Common Stock on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE PLAN.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who beneficially own more than 10% of its Common Stock to file reports of ownership and changes in ownership with the Commission and to furnish the Company with copies of all such reports they file. Based on the Company's review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that except as described in the next sentence, none of its directors, executive officers or persons who beneficially own more than 10% of the Company's Common Stock failed to comply with Section 16(a) reporting requirements in the Company's Last Fiscal Year. Mr. Mayo failed to timely file a Form 4 regarding six custodial purchases of the Company's Common Stock and Mr. Davidoff failed to timely file a Form 4 regarding his exchange of a previously issued note for a new note which is convertible at any time into shares of the Company's Class A Common Stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In December 2002, A. Dale Mayo returned 30,000 shares of the Company's Class B Common Stock and Brett E. Marks, Kevin A. Booth and Kevin J. Farrell returned 10,000, 10,000 and 10,000 shares, respectively, of Class A Common Stock and received no consideration from the Company for such returned shares.

In connection with the execution of one of the Company's long-term real property leases, A. Dale Mayo and Brett E. Marks posted a letter of credit in the aggregate amount of $525,000 in June 2000. This letter of credit was reduced by one-third in each of the three successive years and terminated in June 2003. The Company reimbursed Messrs. Mayo and Marks for the issuance costs of approximately $10,000 for the letter of credit.

Wayne Clevenger and Matthew Finlay, two of the Company's directors, are directors of MidMark, which previously held all of the Company's outstanding Series A and Series B preferred stock and related contingent warrants. In connection with its purchase of shares of the Company's Series A and Series B preferred stock, the Company paid MidMark a $75,000 investment banking fee. In September 2003, the Company entered into an exchange agreement with MidMark, under which the Company agreed to issue 2,207,976 additional shares of Class A Common Stock to MidMark in exchange for all of the Company's outstanding shares of Series A and Series B preferred stock, including accrued dividends thereon, and through the exercise and exchange of certain warrants. Upon the IPO, MidMark

(i) converted all 8,202,929 shares of its Series A and Series B preferred stock into 1,640,585 shares of Class A Common Stock; (ii) exchanged warrants that were exercisable, subject to certain future conditions, for up to 951,041 shares of Class A Common Stock, for 320,000 shares of Class A Common Stock; (iii) exercised a warrant exercisable for up to 144,663 shares of Class A Common Stock (143,216 shares on a cashless-exercise basis); and (iv) accepted 104,175 shares of Class A Common Stock as payment of all accrued dividends on shares of Series A and Series B preferred stock held by such stockholder. The number of shares of Class A Common Stock issued as payment of accrued dividends was calculated at the offering price of $5.00. Additionally, MidMark also purchased $333,000 of one-year notes, which was repaid in April 2002, and was issued 6,902 of the one-year notes warrants. Each of these directors have been granted options to purchase 10,000 shares of the Company's Class A Common Stock. The Company paid MidMark Investments, Inc., the operating company of MidMark, a management fee of $50,000 per year until November 2003.

From March 2002 to August 2002, the Company borrowed from and issued five-year promissory notes (each bearing interest at 8% per year) to, Mr. Mayo, Mr. Marks, CMNY Capital II, L.P., John L. O'Hara, a member of the Company's board of advisors, and several other investors in the aggregate principal amount of $3.175 million. From June 2003 to July 2003, the Company borrowed from, and issued five-year promissory notes (each bearing interest at 8% per year) to, Mr. O'Hara and several other investors in the aggregate principal amount of $1.23 million. In connection with these five-year notes, the Company granted to these investors ten-year warrants with an exercise price of $0.05 per share to purchase up to an aggregate of 440,500 shares of Class A Common Stock, which warrants were exercised before the completion of the IPO. Messrs. Mayo, Marks and O'Hara and CMNY Capital II, L.P. have exercised all of the warrants attached to the five-year notes held by them and purchased an aggregate of 142,500 shares of Class A Common Stock. The net proceeds of the five-year note issuances were used to repay the one-year notes and to fund the Company's working capital requirements.

On March 24, 2004, pursuant to an exchange offer (the "Exchange Offer"), the Company exchanged $2.5 million and $1.7 million aggregate principal amount of five-year promissory notes for shares of Class A Common Stock and for longer term 6% convertible notes, respectively. The Company issued 707,477 unregistered shares of Class A Common Stock and $1.7 aggregate principal amount of convertible notes convertible into a maximum of 308,225 shares of Class A Common Stock (i) at any time up to the maturity date at each holder's option or (ii) automatically on the date when the average closing price on the American Stock Exchange of the Class A Common Stock for 30 consecutive trading days has been equal to or greater than $12.00.

A. Dale Mayo and Brett E. Marks invested $250,000 and $125,000, respectively, in the Company's offering of one-year 8% notes and received warrants to purchase 4,601 and 2,301 shares, respectively, of Class A Common Stock at $0.05 per share. These notes were repaid prior to March 31, 2002. Messrs. Mayo and Marks invested $250,000 and $125,000, respectively, in the Company's offering of five-year 8% promissory notes and received warrants to purchase 25,000 and 12,500 shares, respectively, of Class A Common Stock at $0.05 per share. In September 2003, all of the warrants that were attached to the Company's one-year and five-year promissory notes held by Messrs. Mayo and Marks were exercised. In March 2004, Messrs. Mayo and Marks participated in the Exchange Offer and exchanged their 5-year notes and accrued interest totaling $382,000 for convertible notes, convertible into 67,713 shares of Class A Common Stock. As of March 31, 2003 and 2004, the principal due to these executive officers of $375,000 and $382,000, respectively, is included in notes payable.

Warren H. Colodner, one of the Company's former directors, is a partner in the law firm of Kirkpatrick & Lockhart LLP, which provided legal services to the Company until November 2003, including handling legal matters related to the IPO. For the fiscal years ended March 31, 2003 and 2004, the Company purchased approximately $124,000 and $639,000, respectively, of legal services from this firm. Mr. Colodner was granted options to purchase 4,000 shares of Class A Common Stock.

Robert Davidoff, one of the Company's directors, is the general partner of CMNY Capital II, L.P., which holds 157,927 shares of Class A Common Stock, and a director of Sterling/Carl Marks Capital, Inc., which holds 51,025 shares of Class A Common Stock. CMNY Capital II, L.P. also invested $1 million in the Company's offering of one-year promissory notes, which was repaid in March 2002, and invested $1 million in the Company's offering of five-year promissory notes. The warrants attached to such one-year and five-year notes were exercised in August 2003 and are included in the share numbers above. Mr. Davidoff has also been granted options to purchase 9,000 shares of Class A Common Stock. In March 2004 CMNY Capital II, LP participated in the Exchange Offer and exchanged its five-year promissory notes and accrued interest totaling $1 million for convertible notes, convertible into 180,569 shares of Class A Common Stock. As of March 31, 2003 and 2004, the principal due to CMNY Capital II, LP of $1 million in each of those years, is included in notes payable.

Harvey Marks, a member of the Company's board of advisors, is the father of Brett E. Marks, one of the Company's founders and executive officers, and is a partner in an entity that performs real estate services for the Company. The Company incurred real estate commissions of $26,000 related to services provided by this entity during the fiscal year ended March 31, 2002. Harvey Marks also has been granted options to purchase 41,025 shares of Class A Common Stock at a weighted average exercise price of $6.83 per share.

In the fiscal years ended March 31, 2003 and March 31, 2004, MidMark Investments, Inc., the operating company of MidMark, received $50,000 per year for management services rendered. Messrs. Clevenger and Finlay are the Managing Director and Vice President, respectively, of MidMark Investment, Inc.

In January 2003, the Board approved the purchase of two separate ten-year, term life insurance policies on the life of A. Dale Mayo. Each policy carries a death benefit of $5 million, and the Company is the beneficiary of each policy. Under one of the policies, however, the proceeds will be used to repurchase, after reimbursement of all premiums paid by the Company, some or all of the shares of the Company's capital stock held by Mr. Mayo's estate at the then-determined fair market value.

In connection with the Hollywood SW acquisition, the Company purchased all of the outstanding capital stock of Hollywood SW from its security holders, David Gajda and Robert Jackovich, on November 3, 2003. Messrs. Gajda and Jackovich have continued as executive officers of Hollywood SW under new employment agreements and have received an aggregate of 400,000 unregistered shares of the Company's Class A Common Stock, less 40,444 unregistered shares of Class A Common Stock that were issued to certain optionees of Hollywood SW.

Hollywood SW and Hollywood Media Center, LLC, a limited liability company that is 95% owned by David Gajda, one of the sellers of Hollywood SW, entered into a Commercial Property Lease, dated January 1, 2000, for 2,115 square feet of office space. The Company has assumed Hollywood SW's obligations under this lease pursuant to the acquisition, including the monthly rental payments of $2,335. The lease is currently a month-to-month tenancy with the same monthly rent. Mr. Gajda is the President of Hollywood SW. On May 1, 2004 an additional 933 square feet were rented on a month-to-month basis for monthly additional rental payments of $1,000.

In connection with Russell J. Wintner's employment arrangement with Access Digital Media, Inc. ("AccessDM"), one of the Company's subsidiaries, the Company paid Mr. Wintner a finder's fee of $25,000 during the fiscal year ended March 2004, in connection with his efforts related to the Hollywood SW acquisition.

The Company entered into a consulting agreement with Kevin A. Booth, one of the Company's co-founders and directors, following the termination of his employment with the Company as of July 5, 2003. Under the terms of the agreement, Mr. Booth agreed to provide consulting services to the Company in connection with the IPO and the Company's acquisition of Hollywood SW, for which he was paid $10,000 per month (plus reasonable out-of-pocket expenses) for the period beginning on July 5, 2003 through September 30, 2003. The Company also paid Mr. Booth $20,000 in November 2003 in connection with the completion of the IPO. After September 30, 2003, the Company may, in its sole discretion, retain Mr. Booth's services for future projects on mutually agreed to terms. Mr. Booth has agreed that the term of his confidentiality, non-solicitation and non-compete agreement, which he entered into as of April 10, 2000, will remain in effect through July 4, 2004.

In connection with the acquisition of Core, the Company purchased all of the outstanding capital stock of Core from its sole security holder, Erik Levitt, on January 9, 2004. Mr. Levitt continued as an executive officer of Core under a new employment agreement and as consideration for the sale of Core capital stock, received $250,000 and 100,000 unregistered shares of Class A Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of  September  1, 2004,  the  Company's  directors,  executive  officers  and principal stockholders beneficially own, directly or indirectly, in the aggregate, approximately 49% of its outstanding Class A Common Stock and 100% of its Class B Common Stock. Class B Common Stock entitles the holder to ten votes per share of Class B Common Stock and Class A Common Stock entitles the holder to one vote per share of Class A Common Stock. In particular, A. Dale Mayo, the Company's President and Chief Executive Officer, beneficially holds 1,005,811 shares of Class B Common Stock and 9,601 shares of Class A Common Stock, which represent approximately 54% of the total voting power of the Company's outstanding Common Stock. These stockholders, and Mr. Mayo himself, will have significant influence over the Company's business affairs, with the ability to control matters requiring approval by the Company's stockholders, including the two proposals set forth in this Proxy Statement as well as approvals of mergers or other business combinations.

The following table sets forth as of September 1, 2004, certain information with respect to the beneficial ownership of the Common Stock as to (i) each person known by the Company to beneficially own more than five percent of the outstanding shares of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the Company's Named Executives and (iv) all of the Company's directors and executive officers as a group.

                         CLASS A COMMON STOCK
                         --------------------

                                                         SHARES BENEFICIALLY OWNED(a)
                                                         ----------------------------
NAME AND ADDRESS (b)                                     NUMBER        PERCENT OF CLASS
--------------------                                     ------        ----------------
A. Dale Mayo......................................      1,015,412 (c)         10.6%
Brett E. Marks....................................        533,563 (d)          6.2%
Kevin J. Farrell..................................        305,000              3.6%
Gary S. Loffredo..................................        110,000 (e)          1.3%
Jeff Butkovsky....................................         56,667 (f)           *
Brian Pflug.......................................         65,186 (g)           *
Robert Davidoff, 40 Stoner Avenue
 Great Neck, NY 11021.............................          2,667 (h)           *

Gerald Crotty.....................................            667 (h)           *

MidMark Equity Partners II, L.P.,
  177 Madison Avenue, Morristown, NJ 07960........          2,214,879         25.8%

MidMark Advisors II, LLC,
  177 Madison Avenue, Morristown, NJ 07960........              - (i)           -

Wayne L. Clevenger, c/o MidMark Equity Partners
 II, L.P., 177 Madison Avenue, Morristown, NJ 07960             - (j)           -

Matthew Finlay, c/o MidMark Equity Partners
 II, L.P., 177 Madison Avenue, Morristown, NJ 07960             - (k)           -

All directors and executive officers as a group....         4,763,596         48.8%
--------------------
*      Less than 1%

(a) Applicable percentage of ownership is based on 8,574,947 shares of Class A Common Stock outstanding as of September 1, 2004 together with all applicable options, warrants and other securities convertible into shares of the Company's Class A Common Stock for such stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Shares of Class A Common Stock subject to options, warrants or other convertible securities exercisable within 60 days after September 1, 2004 are deemed outstanding for computing the percentage ownership of the person holding such options, warrants or other convertible securities, but are not deemed outstanding for computing the percentage of any other person. Except as otherwise noted, the named beneficial owner has the sole voting and investment power with respect to the shares shown.

(b) Unless otherwise indicated, the business address of each person named in the table is c/o Access Integrated Technologies, Inc., 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960.

(c) Includes 905,811 shares of Class B Common Stock held by Mr. Mayo and 100,000 shares of Class B Common Stock held by Mr. Mayo's spouse. Each share of Class B Common Stock is convertible at any time at the holder's option into one share of Class A Common Stock. Mr. Mayo disclaims beneficial ownership of all 100,000 shares of Class B Common Stock held by Mr. Mayo's spouse. The holder of each share of class B Common Stock is entitled to ten votes per share of Class B Common Stock. Including the voting rights of his shares of Class B Common Stock, Mr. Mayo may exercise up to 54.0% of the total voting power of the Company's Common Stock.

(d)  Includes 17,764 shares of Class A Common Stock held by Mr. Marks' spouse.

(e)  Includes  90,000  shares  of  Class  A  Common  Stock  underlying   options
     exercisable within sixty days of September 1, 2004 that may be acquired upon exercise of such options.

(f)  Includes  41,667  shares  of  Class  A  Common  Stock  underlying   options
     exercisable within sixty days of September 1, 2004 that may be acquired upon exercise of such options.

(g)  Includes  45,186  shares  of  Class  A  Common  Stock  underlying   options
     exercisable within sixty days of September 1, 2004 that may be acquired upon exercise of such options.

(h) Represents shares of Class A Common Stock underlying options exercisable within sixty days of September 1, 2004 that may be acquired upon exercise of such options.

(i) MidMark Advisors II, LLC is the general partner of MidMark Equity Partners II, L.P.

(j) Mr. Clevenger is a managing director of MidMark Equity Partners II, L.P. and a managing member of MidMark Advisors II, LLC.

(k)  Mr. Finlay is a director of MidMark Equity Partners II, L.P.

                            CLASS B COMMON STOCK
                            --------------------

                                                                                     SHARES BENEFICIALLY OWNED(a)
                                                                                     ----------------------------
NAME AND ADDRESS                                                                   NUMBER            PERCENT OF CLASS
----------------                                                                   ------            ----------------
A. Dale Mayo, c/o Access Integrated Technologies, Inc., 55
Madison Avenue, Suite 300, Morristown, New Jersey 07960......................    1,005,811 (b)            100.0%
All directors and executive officers as a group..............................    1,005,811                100.0%

--------------------

(a) Applicable percentage of ownership is based on 1,005,811 shares of Class B Common Stock outstanding as of September 1, 2004 together with all applicable options, warrants and other securities convertible into shares of the Company's Class A Common Stock for such stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Shares of Class B Common Stock subject to options, warrants or other convertible securities exercisable within 60 days after September 1, 2004 are deemed outstanding for computing the percentage ownership of the person holding such options, warrants or other convertible securities, but are not deemed outstanding for computing the percentage of any other person.

(b) Includes 100,000 shares of Class B Common Stock held by Mr. Mayo's spouse. Mr. Mayo disclaims beneficial ownership of all 100,000 shares of Class B Common Stock held by Mr. Mayo's spouse. Each share of Class B Common Stock is convertible at any time at the holder's option into one share of Class A Common Stock.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board's Audit Committee ("Audit Committee") oversees the Company's financial reporting process on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company's Annual Report on Form 10-KSB, including a discussion of the acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by SAS 61 and their judgments as to the acceptability of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including receiving the written disclosures and letter from the independent auditors as required by the Independence Standards Board Standard No. 1, and has considered the compatibility of any non-audit services with the auditors' independence.

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended March 31, 2004 for filing with the SEC.

Respectfully submitted,


The Audit Committee of the Board of Directors

Matthew W. Finlay, Chairman
Wayne L. Clevenger
Robert Davidoff

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE "SOLICITING MATERIAL" OR BE DEEMED "FILED" WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP ("PwC") served as the Company's independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ended March 31, 2004, and Eisner LLP ("Eisner") has been appointed by the Board to serve as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ended March 31, 2005. No representative of either PwC or Eisner will be present at the Annual Meeting.

On September 9, 2004, the Audit Committee of the Board dismissed PwC as the Company's independent registered public accounting firm and engaged Eisner as its new independent registered public accounting firm.

The audit reports of PwC on the Company's consolidated financial statements as of and for the fiscal years ended March 31, 2003 and March 31, 2004 did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended March 31, 2003 and March 31, 2004 and through September 9, 2004, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to PwC's satisfaction would have caused PwC to make reference thereto in its reports on the consolidated financial statements for such years.

No reportable events of the type described in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the fiscal years ended March 31, 2003 and March 31, 2004 and through September 9, 2004.

During the two fiscal years ended March 31, 2003 and March 31, 2004 and through September 9, 2004, the Company did not consult with Eisner on any matter that
(i) involved the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or reportable information, as that term is described in Item 304(a)(1)(iv)(B) of Regulation S-B.

PwC furnished the Company with a letter addressed to the SEC stating that it agrees with the above statements. A copy of PwC's letter was filed as an exhibit to the Current Report on Form 8-K filed by the Company with the SEC on September 14, 2004 to report this event.

The Company's audit committee has also adopted policies and procedures for pre-approving all audit and non-audit work performed by PwC, the auditor of the Company's annual consolidated financial statements for the fiscal years ended March 31, 2003 and March 31, 2004 and to be performed by Eisner for the fiscal year ended March 31, 2005. Specifically, the committee has pre-approved the use of Eisner for performance of audit services and detailed, specific types of services within the following categories of non-audit services: tax services and review of the Company's financial statements in connection with its Form 10-QSB for the fiscal quarter ended September 30, 2004. In each other case, the committee requires management to obtain specific pre-approval from the committee for any other work to be performed by Eisner.

The aggregate fees billed for professional services by PwC in the fiscal years ended March 31, 2003 and 2004 for these various services were:

      TYPE OF FEES                        2003             2004
      ------------                        ----             ----
      (1) Audit Fees                    $339,626         $190,380
      (2) Audit-Related Fees              60,685           26,308
      (3) Tax Fees                        72,084           15,875
      (4) All Other Fees                   1,400            1,400
      ------------------                   -----            -----
      Total                             $473,795         $233,963
                                        ========         ========


In the above table, in accordance with the Securities and Exchange Commission's definitions and rules, "audit fees" are fees the Company paid PwC for professional services for the audit of the Company's consolidated financial statements included in Form SB-2 and Form 10-KSB and review of consolidated financial statements included in Form SB-2 and Form 10-QSBs, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; "audit-related fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements; "tax fees" are fees for tax compliance, tax advice and tax planning; and "all other fees" are fees for any services not included in the first three categories. 100% of the services set forth in sections (1) through (4) above were approved by the Audit Committee in accordance with its charter.

OTHER MATTERS

The Board knows of no other business other than that set forth above to be transacted at the Annual Meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxy cards in accordance with their judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS


/s/ A. Dale Mayo
PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD OF DIRECTORS


September 22, 2004

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints A. Dale Mayo and Gary S. Loffredo, or either of them, with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of ACCESS INTEGRATED TECHNOLOGIES, INC. (the "Company") to be held on October 14, 2004 at 2:00 p.m., eastern time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and, in their discretion, upon such other matters as may come before the meeting. IF NO DIRECTION IS MADE, SHARES WILL BE VOTED FOR EACH OF THE PROPOSALS BELOW. In addition, the shares will be voted as the Board of Directors of the Company may recommend with respect to any other business as may properly come before the meeting or any adjournment thereof.

1. Election of eight (8) directors (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

FOR all nominees listed to the          [__]                        A. Dale Mayo
right (except as marked to the                                  Kevin J. Farrell
contrary)                                                       Gary S. Loffredo
                                                                  Brett E. Marks
                                                              Wayne L. Clevenger
                                                                Gerald C. Crotty
                                                                 Robert Davidoff
                                                               Matthew W. Finlay

AGAINST, or ABSTAIN from, voting        [__]
for all nominees listed to the right

2. Proposal to amend the Company's First Amended and Restated 2000 Stock Option Plan to increase the number of shares of Class A Common Stock available from the grant of options thereunder from 600,000 to 850,000.

          FOR                      AGAINST                   ABSTAIN
          [__]                      [__]                       [__]

                                               THIS PROXY IS SOLICITED ON BEHALF
                                               OF THE BOARD OF DIRECTORS.

                                               Dated:  _________________, 2004

                                               Signature:  _____________________
                                               Name:  __________________________


I will [_] will not [_] attend the Meeting.

                    NOTE:Please  sign  exactly  as your name or names  appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Please date, sign and mail your Proxy Card in the envelope provided as soon as possible.

                                   APPENDIX A

                      ACCESS INTEGRATED TECHNOLOGIES, INC.

                             AUDIT COMMITTEE CHARTER


STATEMENT OF POLICY

The Audit Committee ("Audit Committee") of Access Integrated Technologies, Inc. (the "Company") shall provide assistance to the Company's Board of Directors (the "Board") in fulfilling its responsibility to the Company's stockholders, potential stockholders and investment community relating to the integrity of corporate accounting and reporting practices, the quality and integrity of financial reports of the Company and the process for monitoring compliance with laws and regulations and its code of ethics. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Board, the registered public accounting firm and the financial management of the Company.



ORGANIZATION

     1.   The Audit Committee members shall be appointed by the Board.

     2. The Audit Committee shall consist of at least two independent directors. Independence shall be defined in accordance with the Securities and Exchange Commission ("SEC") guidelines and the American Stock Exchange ("AMEX") listing standards.

     3. At least one member of the Audit Committee shall be a "financial expert" as defined by the SEC and AMEX.

     4. At least one member of the Audit Committee shall be "financially sophisticated" as defined by AMEX.

     5. Audit Committee members must be "financially literate" as defined by AMEX.

     6. The Board, in its discretion, shall make the determination of the independence and qualifications to serve as a member of the Audit Committee.


AUTHORITY

     1. The Audit Committee has the sole authority for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the Audit Committee.

     2. The Audit Committee has the sole authority to investigate any matter brought to its attention within the scope of its duties, with the authority to engage and determine funding for independent counsel and other advisers, as it determines necessary to carry out its duties.


RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to react best to changing conditions and to ensure to the Board and the Company's stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are appropriate. It should be noted that fundamental responsibility for construction and disclosure of the Company's financial statements rests with management.



OVERSIGHT

     1. Review and reassess the Audit Committee's responsibilities, independence, functions and the Company's Audit Committee Charter (the "Audit Committee Charter"); evaluate its performance and make appropriate changes to keep pace with the Company and business developments and to ensure compliance with SEC regulations and AMEX listing standards.

     2. Approve Audit Committee Reports and the Audit Committee Charter as required by the SEC for inclusion in the proxy statement.

     3. Review the qualifications of, and appoint, the registered public accounting firm to be selected to audit the financial statements of the Company. Pre-approve fees for annual audit and non-audit fees, as applicable.

     4. Review related party transactions and other potential conflict of interest situations, as appropriate.

     5. Establish, review and revise, as necessary, procedures for the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls, auditing or other matters; and ensure the confidential, anonymous treatment of such complaints. Engage independent counsel and other advisers, as determined necessary to carry out the Audit Committee's duties.

     6. Provide sufficient opportunity for the registered public accounting firm to meet with the members of the Audit Committee without members of management present.

     7. Review and approve minutes of all Audit Committee meetings and submit Audit Committee minutes to the Board.



AUDIT AND FINANCIAL REPORTING

     1. Review and provide feedback on the registered public accounting firm's plan and scope for the current year audit.

     2. Review results of the annual audit with management and the registered public accounting firm.

     3. Review the financial statements and management's discussion and analysis contained in the annual report to the Company's stockholders with management and the registered public accounting firm. Report the results of the annual audit to the Board and recommend whether or not the audited financial statements should be included in the Company's Annual Report on Form 10-KSB.

     4. Review with financial management and the registered public accounting firm the significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices and any off-balance sheet structures.

     5. Review with financial management and the registered public accounting firm all alternative treatments of financial information within United States generally accepted accounting principles that have been discussed with management officials of the Company, the ramifications of using such alternative disclosures and treatments and the treatment preferred by the registered public accounting firm. Determine whether the registered public accounting firm is satisfied with the disclosure and content of the financial statements to be presented to the Company's stockholders.

     6. Review other written communications provided by the registered public accounting firm to management, including a schedule of unadjusted audit differences.

     7. As a whole, or through the Audit Committee chair, review with the registered public accounting firm the Company's interim financial results to be included in the Company's quarterly reports to be filed with the SEC. This review will occur prior to the Company's filing for the Form 10-QSB.

     8. Obtain from the registered public accounting firm a statement of all required communications under United States Generally Accepted Auditing Standards, including matters required by SAS No. 61 and by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." Confirm the registered public accounting firm's independence with respect to the Company by actively engaging in dialogue with the auditor with respect to any disclosed relationships or services that may have an impact on the objectivity and independence of the registered public accounting firm.



COMPLIANCE AND INTERNAL CONTROL

1. Inquire of management and the registered public accounting firm about any significant risks or exposures and assess the steps management has taken to minimize such risks or exposures to the Company.

2. Discuss with management and the registered public accounting firm the adequacy and effectiveness of the accounting and financial controls of the Company. Obtain a copy of the registered public accounting firm's management letter.

3. Review, approve and monitor the Company's code of ethics for its senior officers, including disclosure to the Board of any exceptions to the code of ethics.

4. Review adherence to the Company's code of conduct and policy statements to determine compliance with the Foreign Corrupt Practices Act of 1977 and other applicable laws and regulations.

5. Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

6. Review the senior officers' quarterly attestation on financial full disclosure, internal controls and fraud pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and discuss with management the basis for their conclusions.

7.   Review  the  registered  public   accounting  firms'   attestation  on  the
     effectiveness of the internal control structure and procedures for financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and discuss with the registered public accounting firm the basis for its conclusions.

                         AUDIT COMMITTEE MEETING AGENDA

The table below is intended to serve as a guideline to ensure that the Audit Committee adequately fulfills all of its obligations. This document will serve as a supplement to the Audit Committee Charter, organizing Audit Committee activities by topic and meeting dates. The authority and responsibilities enumerated here are consistent with those outlined in the Audit Committee Charter.


                                                                          Q1     Q2     Q3      Q4     10KSB
                                                                         Aug     Nov    Feb    June     June
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
OVERSIGHT

----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------

1.   Review and reassess the Audit Committee's                             X
     responsibilities, independence, functions and Audit
     Committee  Charter;  evaluate its performance and make
     appropriate changes to keep pace with the Company and
     business developments and to ensure compliance with
     SEC regulations and AMEX listing standards.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
2.   Approve  Audit  Committee  Reports  and the Audit                                                     X
     Committee Charter as required by the SEC for inclusion
     in the proxy statement.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
3.   Review qualifications of and appoint the registered  public                                           X
     accounting firm to be  selected  to audit the  financial
     statements of the Company. Pre-approve fees for annual
     audit and non-audit fees as required.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
4.   Review  related  party  transactions  and other  potential                           X
     conflict  of interest situations, as appropriate.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
5.   Establish, review and revise, as necessary, procedures for                   X
     the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls, auditing or other matters; and ensure the confidential anonymous treatment of such complaints.  Engage independent counsel and other advisers, as determined necessary to carry out the Audit
     Committee's duties.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
6.   Provide sufficient opportunity for the registered public              X      X      X       X
     accounting firm to meet with the  members of the Audit
     Committee  without  members of management present.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
7.   Review and approve minutes of all meetings and submit
     minutes to the Board.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------

                                                                          Q1     Q2     Q3      Q4     10KSB
                                                                         Aug     Nov    Feb    June     June
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------

AUDIT AND FINANCIAL REPORTING

----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------

8.   Review and provide  feedback on the registered  public                               X
     accounting  firms' plan and scope for the current year
     audit.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
9.   Review  results of the annual audit with  management                  X
     and the registered public accounting firm.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
10.  Review the financial statements and management's discussion                                           X
     and analysis contained in the annual report to the Company's stockholders with management and the registered public
     accounting firm.  Report the results of the annual audit to the
     Board and recommend whether or not the audited financial
     statements should be included in the Company's Annual Report on
     Form 10-KSB.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
11.  Review with financial management and the registered                    X      X      X      X
     public accounting firm the significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices and any
     off-balance sheet structures.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
12.  Review with financial management and the registered public             X      X      X      X
     accounting  firm  alternative  treatments of financial
     information  within generally  accepted  accounting  principles that have been  discussed with management officials  of the
     Company,  ramifications  of the  use of such alternative
     disclosures and treatments and the treatment  preferred by the registered public accounting firm.  Determine whether the
     registered public accounting  firm is  satisfied  with  the disclosure  and  content  of the financial statements to be presented to the Company's stockholders.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
13.  Review  other  written  communications  provided by the                X      X      X      X
     registered public accounting firm to management,  including a schedule of unadjusted audit differences.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
14.  As a whole, or through the Audit Committee chair, review                      X      X      X
     with the registered public accounting firm the Company's interim financial results to be included in the Company's quarterly reports to be filed with the SEC.  This review will occur prior to the Company's filing of the Form 10-QSB.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------


                                                                          Q1     Q2     Q3      Q4     10KSB
                                                                         Aug     Nov    Feb    June     June
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------

15.  Obtain from the registered public accounting firm a                           X
     statement of all required communications under United States
     Generally Accepted Auditing Standards, including matters
     required by SAS No. 61 and by Independence Standards Board
     Standard No. 1, "Independence Discussions with Audit
     Committees."  Confirm the registered public accounting firm's independence with respect to the Company by actively engaging in dialogue with the auditor with respect to any disclosed
     relationships or services that may have an impact on the
     objectivity and independence of the registered public accounting firm.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
COMPLIANCE AND INTERNAL CONTROL

----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
16.  Inquire of management and the registered public accounting             X
     firm about any significant risks or exposures and assess the steps management has taken to minimize such risks or exposures to the Company.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
17.  Discuss with management and the registered  public  accounting         X      X      X      X
     firm the adequacy and effectiveness of the accounting and
     financial  controls of the  Company. Obtain a copy of the
     registered  public  accounting  firm's  management letter.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
18.  Review,  approve and monitor the Company's  code of ethics for                              X
     its senior officers, including disclosure to the Board of any exceptions to the code of ethics.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
19.  Review  adherence to the Company's  code of conduct and policy                              X
     statements to determine  compliance with the Foreign Corrupt
     Practices Act of 1977 and other applicable laws and regulations.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
20.  Review reports received from  regulators and other legal and                         X
     regulatory matters  that may have a material  effect on the financial statements or related Company compliance policies.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
21.  Review the senior officers' quarterly attestation on                          X      X      X        X
     financial full disclosure, internal controls and fraud pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and discuss with management the basis for their conclusions.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
----------------------------------------------------------------------- ------- ------ ------ ------- ---------
22.  Review  the  registered  public  accounting  firms'  attestation                                      X
     on  the  effectiveness  of  the  internal  control   structure
     and  procedures  for financial  reporting  pursuant to Section 404 of the  Sarbanes-Oxley Act of  2002 and discuss with the registered public  accounting firm the basis for its conclusions.
----------------------------------------------------------------------- ------- ------ ------ ------- ---------

                                   APPENDIX B

                      ACCESS INTEGRATED TECHNOLOGIES, INC.

          CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS

PURPOSE

Acting pursuant to Section 141(c)(2) of the Delaware General Corporation Law and
Section 2.7 of the By-laws of Access Integrated Technologies, Inc. (the "Company"), the Board of Directors of the Company (the "Board") has established a Nominating Committee (the "Committee") for the purpose of selecting, evaluating and recommending to the Board qualified candidates for election or appointment to the Board.

MEMBERSHIP

The Committee will consist of a minimum of two members of the Board of Directors, all of whom shall be "independent directors" under the standards set forth in the rules and regulations of the American Stock Exchange (or such other securities exchange or market where the Company's securities are primarily listed), as well as under any additional or supplemental independence standards applicable to nominating committees established under any applicable law, rule or regulation. The members of the Committee will be appointed by and serve at the discretion of the Board. Unless a Chairman of the Committee is elected by the Board, the members of the Committee may designate a Chairman.

RESPONSIBILITIES

The following shall be the principal recurring duties of the Committee in carrying out its responsibilities. These duties are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities under this Charter, the Company's By-laws and governing law. The responsibilities of the Committee shall include
(1) annually presenting to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of stockholders and
(2) assisting the Board in identifying, interviewing and recruiting candidates for the Board.

The Committee may establish (i) a policy for the consideration of any director candidates recommended by stockholders, including a statement that the Committee will consider director nominations recommended by stockholders, (ii) procedures to be followed by stockholders in submitting recommendations for director nominees and (iii) a process for identifying and evaluating nominees.

In carrying out such responsibilities, the Committee shall have the power and authority to retain such consultants, outside counsel and other advisors as the Committee may deem appropriate and shall have the sole authority to approve the fees and other terms of such engagements.

DIRECTOR QUALIFICATION GUIDELINES

The Committee believes that it is in the best interest of the Company and its stockholders to identify and select highly-qualified candidates to serve as directors. The Committee will seek candidates for election and appointment who possess the skills and characteristics listed on ANNEX A hereto and who are committed to staunchly representing the interests of the stockholders. The Committee also believes that the Board should be comprised of a group of individuals who have been associated with institutions noted for excellence and who have broad experience and the ability to exercise sound business judgment.

MEETINGS AND REPORTS

The Committee will hold a regular meeting at least once each year generally in conjunction with regularly scheduled meetings of the Board, and such special meetings as the Chairman of the Committee or the Chairman of the Board may direct. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will make regular reports to the Board.

                     ANNEX A TO NOMINATING COMMITTEE CHARTER

                    SKILLS AND CHARACTERISTICS FOR DIRECTORS


BOARD COMPOSITION

    The Board as a whole should possess the following core competencies:

1.   Accounting,   Finance  and  Disclosure:   ability  to  protect  and  inform
     stockholders  and  debtholders   through  liquidity  and  capital  resource
     management and internal financial and disclosure controls;

2.   Business  Judgment:   ability  to  assess  business  risk  and  stockholder
     valuation creation strategies;

3. Management: ability to apply general management best practices in a complex, rapidly evolving business environment;

4. Crisis Response: ability and time to perform during periods of both short-term and prolonged crisis;

5. Industry Knowledge: ability to assess opportunities and threats unique to the Company's industry;

6. Leadership: ability to attract, motivate and energize a high-performance leadership team; and

7. Strategy/Vision: ability to provide strategic insight and direction by encouraging innovation, conceptualizing key trends, evaluating strategic decisions and continuously challenging the Company to sharpen its vision.

SPECIFIC QUALIFICATIONS

     Directors should have the following skills and characteristics:

1.   Have high personal standards of:

        a.   Integrity;

        b.   Honesty; and

        c. Desire to make full disclosure of all present and future conflicts of interest.

2.   Have the ability to make informed business judgments;

3.   Have literacy in financial and business matters;

4.   Have the ability to be an effective team member;

5. Have a commitment to active involvement and an ability to give priority to the Company;

6.   Have no material affiliations with direct competitors;

7. Have achieved high levels of accountability and success in his or her given fields;

8.   Have no geographic travel restrictions;

9.   Have an ability and willingness to learn the Company's business;

10. Preferably have experience in the Company's business or in professional fields (i.e. finance, accounting, law or banking) or in other industries or as a manager of international businesses so as to have the ability to bring new insight, experience or contacts and resources to the Company;

11.  Preferably have no direct affiliations with major suppliers or vendors; and

12. Preferably have previous public company board experience together with good references.

                                   APPENDIX C

                                 AMENDMENT NO. 2
                                       TO
                           FIRST AMENDED AND RESTATED
           ACCESS INTEGRATED TECHNOLOGIES, INC. 2000 STOCK OPTION PLAN

     AMENDMENT NO. 2, dated as of October ___, 2004 (this "Amendment"), to the First Amended and Restated 2000 Stock Option Plan (as amended, the "Plan") of Access Integrated Technologies, Inc., a Delaware corporation (the "Corporation").

     WHEREAS, the Corporation maintains the Plan, effective as of June 1, 2000; and

     WHEREAS, in order to provide the Corporation with the flexibility to be able to grant additional stock options to its employees, the Board of Directors of the Corporation deems it to be in the best interest of the Corporation and its stockholders to amend the Plan in order to increase the maximum number of shares of the Corporation's Class A Common Stock, par value $.001 per share, which may be issued and sold under the Plan from 600,000 shares to 850,000 shares.

     NOW, THEREFORE, BE IT RESOLVED the Plan is hereby amended as follows:

     1. The first and second sentences of Section 4.01 shall be revised and amended to read as follows:

     "The maximum number of shares authorized to be issued under the Plan and available for issuance as Options shall be 850,000 shares of Common Stock. No more than 100,000 shares shall be granted as an Option to any Participant in any single calendar year."

     2. This Amendment shall be effective as of the date first set forth above, which is the date that this Amendment was approved by a majority of the outstanding votes cast at the October 14, 2004 meeting of the holders of the Corporation's Class A Common Stock and Class B Common Stock.

     3. In all respects not amended, the Plan is hereby ratified and confirmed and remains in full force and effect.

                                      ACCESS INTEGRATED TECHNOLOGIES, INC.


                                   By:
                                      -----------------------------------------
                                       A. Dale Mayo,
                                       President, Chief Executive Officer and
                                          Chairman of the Board of Directors


                                       C-1